Goodwill	12 Months Ended
Jan. 03, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
The Company is required to review goodwill for impairment annually or more frequently when events and circumstances indicate that the carrying amount may be impaired. If the determined fair value of goodwill is less than the related carrying amount, an impairment loss is recognized. The Company performs its annual impairment assessment as of the last day of the fiscal year and has determined its reporting unit to be its operating segment, Pollo Tropical.
There were no changes in goodwill or goodwill impairment losses recorded for the Pollo Tropical reporting unit during the years ended January 3, 2021, December 29, 2019 and December 30, 2018.
In performing its goodwill impairment test as of December 30, 2018, the Company compared the net book values of its reporting unit to its estimated fair value, the latter determined by employing an income-based discounted cash flow analysis approach and a market-based approach, which was corroborated with other value indicators where available, such as comparable company earnings multiples.
As of June 30, 2019, the Company determined that a triggering event had occurred due to a sustained decrease in the market price of the Company's common stock. In response to the triggering event, the Company performed a quantitative impairment test for the Pollo Tropical reporting unit. Fair value for the reporting unit was determined using a combination of the income-based approach and two market-based approaches. Based on the impairment test analysis, the fair value of the Pollo Tropical reporting unit substantially exceeded its carrying amount. In the second quarter of 2019, the Company early adopted ASU 2017-04, which eliminates Step 2 from the goodwill impairment test, and requires recognition of an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value, limited to the carrying value of the reporting unit's goodwill.
In addition, in response to a further decrease in the market price of the Company's common stock and lower than expected profitability in the third quarter of 2019, the Company performed a quantitative impairment test for the Pollo Tropical reporting unit as of September 29, 2019. Based on the impairment test analysis, which utilized the same approach used in the second quarter of 2019, the fair value of the Pollo Tropical reporting unit continued to substantially exceed its carrying amount.
The Company's annual goodwill impairment assessments as of January 3, 2021, and December 29, 2019, were performed using a qualitative assessment, which included examining key events and circumstances affecting fair value and indicated that it is more likely than not that the Pollo Tropical reporting unit's fair value is greater than its carrying value. There were no changes in goodwill or goodwill impairment losses for the Pollo Tropical reporting unit recorded during the years ended January 3, 2021 and December 29, 2019.
A summary of changes in goodwill during the twelve months ended January 3, 2021, is as follows:

	January 3, 2021	December 29, 2019	December 30, 2018
Goodwill, gross	$56,307	$56,307	$56,307
Accumulated impairment losses	—	—	—
Goodwill	$56,307	$56,307	$56,307